Exhibit 10.2

AMENDMENT NO. 1
This AMENDMENT NO. 1 (the “Amendment”) dated October 23, 2009 (the “Effective Date”) is among Contango Oil & Gas Company, a Delaware corporation (“Contango”), Contango Energy Company, a Delaware corporation (“CEC”), and Contango Operators, Inc., a Delaware corporation and successor by merger to Contango Resources Company (“COI”, together with Contango and CEC, collectively, the “Borrowers” and individually, a “Borrower”), the Lenders (as defined below), and Guaranty Bank, as administrative agent (in such capacity, the “Administrative Agent”) and as issuing lender (in such capacity, the “Issuing Lender”) for such Lenders.
RECITALS
A. The Borrowers are party to that certain Amended and Restated Credit Agreement dated as of March 31, 2009, among the Borrowers, the lenders party thereto from time to time (the “Lenders”), the Issuing Lender and the Administrative Agent (as the same may be amended, modified or supplemented from time to time, the “Credit Agreement”).
B. The Borrowers, the Lenders, the Administrative Agent and the Issuing Lender wish to, subject to the terms and conditions of this Amendment, amend the Credit Agreement as provided herein.
THEREFORE, the Borrowers, the Lenders, the Administrative Agent and the Issuing Lender hereby agree as follows:
Section 1. Defined Terms. As used in this Amendment, each of the terms defined in the opening paragraph and the Recitals above shall have the meanings assigned to such terms therein. Each term defined in the Credit Agreement and used herein without definition shall have the meaning assigned to such term in the Credit Agreement, unless expressly provided to the contrary.
Section 2. Other Definitional Provisions. Article, Section, Schedule, and Exhibit references are to Articles and Sections of and Schedules and Exhibits to this Amendment, unless otherwise specified. All references to instruments, documents, contracts, and agreements are references to such instruments, documents, contracts, and agreements as the same may be amended, supplemented, and otherwise modified from time to time, unless otherwise specified. The words “hereof”, “herein”, and “hereunder” and words of similar import when used in this Amendment shall refer to this Amendment as a whole and not to any particular provision of this Amendment. The term “including” means “including, without limitation,”. Paragraph headings have been inserted in this Amendment as a matter of convenience for reference only and it is agreed that such paragraph headings are not a part of this Amendment and shall not be used in the interpretation of any provision of this Amendment.

Section 3. Amendments to Credit Agreement.
(a) Section 1.01 (Certain Defined Terms). Section 1.01 of the Credit Agreement is hereby amended by adding the following new defined terms in alphabetical order:
“Conterra — No. 1” means Conterra — No. 1, a tax partnership for purposes of federal income taxation, formed pursuant to that certain “Conterra” Joint Venture Development Agreement, dated as of October 1, 2009, between Patara Oil & Gas LLC, a Delaware limited liability company, and Conterra Company.
“Conterra Assets” means, collectively, any assets owned by either Conterra Entity; provided that the term “Conterra Assets” shall not include any equity interests of any Conterra Entity.
“Conterra Company” means Conterra Company, a Delaware corporation.
“Conterra Entities” means, collectively, Conterra Company and Conterra — No. 1, and each being referred to herein as a “Conterra Entity”.
“Conterra Hedge Contracts” means, collectively, each of the Hedge Contracts entered into by any Conterra Entity.
“Non-Conterra Hedge Contracts” means, collectively, each of the Hedge Contracts entered into by any Borrower or any Subsidiary of a Borrower other than any Conterra Entity.
(b) Section 6.01 (Liens, Etc.). Section 6.01 of the Credit Agreement is hereby amended by (1) deleting “and” at the end of subsection (h), (2) replacing the period at the end of subsection (i) with “; and”, and (3) adding the following new subsection (j) to the end thereof as follows:
(j) Liens securing obligations under Conterra Hedge Contracts which are not prohibited by the terms of Section 6.14; provided that such Liens encumber only the Conterra Assets and not any of the other Properties of any Borrower or any Subsidiary of a Borrower.
(c) Section 6.05 (Restricted Payments). Section 6.05 of the Credit Agreement is hereby deleted in its entirety and replaced with the following:
6.05 Restricted Payments. No Borrower shall, nor shall any Borrower permit any of its Subsidiaries to, make any Restricted Payments except that if (a) no Default or Event of Default has occurred or will occur after giving effect to the making of such Restricted Payment, (b) no Borrowing Base deficiency of the type described in Section 2.05(b) shall exist before or after giving effect to the making of such Restricted Payment, and (c) the Borrowing Base shall, both before and after giving effect to such Restricted Payment, be equal to or greater than five (5) times the aggregate Commitments then in effect, then (i) the Subsidiaries may make Restricted Payments to a Borrower, (ii) Conterra — No. 1 may make Restricted Payments to Conterra Company, (iii) CEC may make Restricted Payments to Contango, (iv) COI may make Restricted Payments to CEC, and (v) the Borrowers may make Restricted Payments described in clause (a) of the definition thereof.

(d) Section 6.06 (Investments). Section 6.06(e) of the Credit Agreement is hereby deleted in its entirety and replaced with the following:
(e) Other Investments in an aggregate amount not to exceed $30,000,000.
(e) Section 6.14 (Limitation on Speculative Hedging). Section 6.14 of the Credit Agreement is hereby deleted in its entirety and replaced with the following:
6.14 Limitation on Speculative Hedging. Other than the Hedge Contracts set forth on Schedule 4.20 hereto (which Hedge Contracts shall not be modified without the prior written consent of the Administrative Agent), no Borrower shall, nor shall any Borrower permit any of its Subsidiaries to, (a) purchase, assume, or hold a speculative position in any commodities market or futures market or enter into any Hydrocarbon Hedge Agreement, Interest Hedge Agreement or similar hedge arrangement for speculative purposes or (b) be party to or otherwise enter into any Hedge Contract which (i) is entered into for reasons other than as a part of its normal business operations as a risk management strategy and/or hedge against changes resulting from market conditions related to such Borrower’s or such Subsidiary’s operations; (ii) with respect to Non-Conterra Hedge Contracts, covers notional volumes that would be in excess of (A) 80% of the production volumes anticipated by the Administrative Agent to be produced by the Borrowers during each of the Winter/Spring Months for periods that such Hedge Contract is in effect, and (B) 35% of the production volumes anticipated by the Administrative Agent to be produced by the Borrowers during the Summer/Fall Months for periods that such Hedge Contract is in effect; provided that notwithstanding anything in this subsection (ii) to the contrary, the Borrowers may purchase commodity floors or puts on up to 100% of the production volumes anticipated during the period such hedge arrangement is in effect and attributable to Proven Reserves of the Borrowers and their respective Subsidiaries that are categorized as “proved, developed and producing”; and (iii) with respect to Conterra Hedge Contracts, (A) covers notional volumes in excess of 100% of the anticipated production volumes attributable to Proven Reserves of the Conterra Entities which are categorized as “proved, developed and producing” during the period such hedge arrangement is in effect, (B) allows the applicable counterparty to have recourse to any Borrower or any Subsidiary of a Borrower (other than the Conterra Entities) or their respective assets (other than the Conterra Assets), or is otherwise guaranteed or supported by any Borrower or any Subsidiary of a Borrower (other than the Conterra Entities), (C) is longer than three (3) years in duration, or (D) is with a counterparty or has a guarantor of the obligation of the counterparty who (unless such counterparty is a Lender or one of its Affiliates) at the time the contract is made does not have long-term obligations rated BBB+ or Baa1 or better, respectively, by either Standard & Poor’s Ratings Group or Moody’s Investors Service, Inc. (or such counterparty’s obligations are guaranteed by such a Person). For purposes of the foregoing Section, the “Winter/Spring Months” shall be December, January, February, March, April, May and June, and the “Summer/Fall Months” shall be July, August, September, October and November.

(f) Article VI (Negative Covenants). Article VI of the Credit Agreement is hereby amended by adding the following new Section 6.17 to the end thereof as follows:
6.17 Conterra Entities. Notwithstanding anything to the contrary contained herein, no Borrower shall, nor shall any Borrower permit any of its Subsidiaries (other than the Conterra Entities) to (i) create, assume, incur or suffer to exist any Lien on or in respect of any of its Property for the benefit of any Conterra Entity, other than Liens securing the Obligations, (ii) sell, assign, pledge, or otherwise transfer any of its Properties to any Conterra Entity, except as permitted under Section 6.04 and on terms permitted by Section 6.07, or (iii) except as permitted under Section 6.06(j), make or permit to exist any loans, advances, or capital contributions to, or make any investment in, or purchase or commit to purchase any stock or other securities or evidences of indebtedness of or interests in, any Conterra Entity or in any of its Properties, including without limitation the Conterra Assets.
Section 4. Borrowers Representations and Warranties. The Borrowers represent and warrant that: (a) the representations and warranties contained in the Credit Agreement, as amended hereby, and the representations and warranties contained in the other Loan Documents, are true and correct in all material respects on and as of the Effective Date as if made on as and as of such date except to the extent that any such representation or warranty expressly relates solely to an earlier date, in which case such representation or warranty is true and correct in all material respects as of such earlier date; (b) no Default has occurred and is continuing; (c) the execution, delivery and performance of this Amendment are within the corporate, limited liability company, limited partnership or partnership power, as applicable, and authority of each Borrower and have been duly authorized by appropriate corporate, limited liability company, limited partnership or partnership, as applicable, and governing action and proceedings; (d) this Amendment constitutes the legal, valid, and binding obligation of each Borrower enforceable in accordance with its terms, except as limited by applicable bankruptcy, insolvency, reorganization, moratorium, or similar laws affecting the rights of creditors generally and general principles of equity; (e) there are no governmental or other third party consents, licenses and approvals required in connection with the execution, delivery, performance, validity and enforceability of this Amendment; and (f) the Liens under the Security Instruments are valid and subsisting and secure each Borrower’s obligations under the Loan Documents.

Section 5. Conditions to Effectiveness. This Amendment shall become effective on the Effective Date and enforceable against the parties hereto upon the occurrence of the following conditions precedent:
(a) The Administrative Agent shall have received multiple original counterparts, as requested by the Administrative Agent, of this Amendment duly and validly executed and delivered by duly authorized officers of the Borrowers, the Administrative Agent, the Issuing Lender and the Required Lenders.
(b) No Default shall have occurred and be continuing as of the Effective Date.
(c) The representations and warranties in this Amendment shall be true and correct.
(d) The Borrowers shall have paid all costs and expenses which have been invoiced and are payable pursuant to Section 10.04 of the Credit Agreement.
Section 6. Acknowledgments and Agreements.
(b) Each Borrower acknowledges that on the date hereof all Obligations are payable without defense, offset, counterclaim or recoupment.
(c) The Administrative Agent and the Lenders hereby expressly reserve all of their rights, remedies, and claims under the Loan Documents. Nothing in this Amendment shall constitute a waiver or relinquishment of (i) any Default or Event of Default under any of the Loan Documents, (ii) any of the agreements, terms or conditions contained in any of the Loan Documents, (iii) any rights or remedies of the Administrative Agent or any Lender with respect to the Loan Documents or (iv) the rights of the Administrative Agent or any Lender to collect the full amounts owing to them under the Loan Documents.
(d) Each of the Borrowers, the Administrative Agent, the Issuing Lender and the Lenders does hereby adopt, ratify, and confirm the Credit Agreement, as amended hereby, and acknowledges and agrees that the Credit Agreement, as amended hereby, is and remains in full force and effect, and each Borrower acknowledges and agrees that its liabilities and obligations under the Credit Agreement, as amended hereby, are not impaired in any respect by this Amendment.
(e) From and after the Effective Date, all references to the Credit Agreement and the Loan Documents shall mean such Credit Agreement and such Loan Documents as amended by this Amendment.
(f) This Amendment is a Loan Document for the purposes of the provisions of the other Loan Documents. Without limiting the foregoing, any breach of representations, warranties, and covenants under this Amendment shall be a Default or Event of Default, as applicable, under the Credit Agreement.
Section 7. Counterparts. This Amendment may be signed in any number of counterparts, each of which shall be an original and all of which, taken together, constitute a single instrument. This Amendment may be executed by facsimile signature and all such signatures shall be effective as originals.

Section 8. Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted pursuant to the Credit Agreement.
Section 9. Invalidity. In the event that any one or more of the provisions contained in this Amendment shall for any reason be held invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision of this Amendment.
Section 10. Governing Law. This Amendment shall be deemed to be a contract made under and shall be governed by and construed in accordance with the laws of the State of Texas.
Section 11. RELEASE. EACH BORROWER ACKNOWLEDGES THAT ON THE DATE HEREOF ALL OBLIGATIONS ARE PAYABLE WITHOUT DEFENSE, OFFSET, COUNTERCLAIM OR RECOUPMENT. IN ADDITION, EACH BORROWER (FOR THEMSELVES AND THEIR RESPECTIVE SUBSIDIARIES, SUCCESSORS, AGENTS, ASSIGNS, TRANSFEREES, OFFICERS, DIRECTORS, EMPLOYEES, SHAREHOLDERS, ATTORNEYS AND AGENTS) HEREBY RELEASES ANY AND ALL CLAIMS, CAUSES OF ACTION OR OTHER DISPUTES IT MAY HAVE AGAINST THE ADMINISTRATIVE AGENT, THE ISSUING LENDER, ANY OF THE LENDERS, LEGAL COUNSEL TO THE ADMINISTRATIVE AGENT, THE ISSUING LENDER OR ANY OF THE LENDERS, CONSULTANTS HIRED BY ANY OF THE FOREGOING, OR ANY OF THEIR RESPECTIVE AFFILIATES, SUBSIDIARIES, SHAREHOLDERS, AGENTS, DIRECTORS, OFFICERS, EMPLOYEES, REPRESENTATIVES, SUCCESSORS OR ASSIGNS OF ANY KIND OR NATURE ARISING OUT OF, RELATED TO, OR IN ANY WAY CONNECTED WITH, THE CREDIT AGREEMENT OR THE LOAN DOCUMENTS, IN EACH CASE WHICH MAY HAVE ARISEN ON OR BEFORE THE DATE OF THIS AMENDMENT. EACH OF THE BORROWERS (FOR THEMSELVES AND THEIR RESPECTIVE SUBSIDIARIES) HEREBY ACKNOWLEDGES THAT IT HAS READ THIS AMENDMENT AND HAS CONFERRED WITH ITS COUNSEL AND ADVISORS REGARDING ITS CONTENT, INCLUDING THIS SECTION 11, AND IS FREELY AND VOLUNTARILY ENTERING INTO THIS AMENDMENT, AND HEREBY AGREES TO WAIVE ANY CLAIM THAT THE TERMS OF THIS AMENDMENT (INCLUDING, WITHOUT LIMITATION, THE RELEASES CONTAINED HEREIN) ARE INVALID OR OTHERWISE UNENFORCEABLE.
Section 12. Entire Agreement. THIS AMENDMENT, THE CREDIT AGREEMENT AS AMENDED BY THIS AMENDMENT, THE NOTES, AND THE OTHER LOAN DOCUMENTS CONSTITUTE THE ENTIRE UNDERSTANDING AMONG THE PARTIES HERETO WITH RESPECT TO THE SUBJECT MATTER HEREOF AND SUPERSEDE ANY PRIOR AGREEMENTS, WRITTEN OR ORAL, WITH RESPECT THERETO.
THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.

EXECUTED effective as of the date first above written.

BORROWERS:	CONTANGO OIL & GAS COMPANY
	By:	/s/ Kenneth R. Peak
		Name:	Kenneth R. Peak
		Title:	Chairman and Chief Executive Officer

CONTANGO ENERGY COMPANY
	By:	/s/ Kenneth R. Peak
		Name:	Kenneth R. Peak
		Title:	Chairman and Chief Executive Officer

CONTANGO OPERATORS, INC.
	By:	/s/ Kenneth R. Peak
		Name:	Kenneth R. Peak
		Title:	Chairman and Chief Executive Officer
Signature Page to Amendment No. 1

ADMINISTRATIVE AGENT/ ISSUING LENDER/SOLE LENDER:	GUARANTY BANK, as Administrative Agent, Issuing Lender and sole Lender
	By:	/s/ John A. Clark
		Name:	John A. Clark
		Title:	Managing Director
Signature Page to Amendment No. 1